UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 26, 2020
ION Geophysical Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd., Suite 100 Houston, Texas (Address of principal executive offices)	77042-2855 (Zip Code)

Registrant’s telephone number, including area code: (281) 933-3339

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	IO	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

On May 26, 2020, ION Geophysical Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) in Houston, Texas. Of the 15,055,870 shares of common stock outstanding and entitled to vote as of the record date, 10,245,994 shares (68.05%) were present or represented by proxy at the Meeting. At the Meeting, the Company’s stockholders approved all of the nominees and proposals, specifically (1) the election of John N. Seitz and Tina L. Wininger as directors to hold office until the 2023 Annual Meeting of Stockholders or until their successors are elected, (2) the compensation of the Company’s executive officers, and (3) the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. In the non-binding advisory vote to approve the compensation of the Company’s executive officers, approximately 96.5% of the votes cast on the proposal voted to approve the compensation of the Company’s executive officers.

The results of the voting on the matters submitted to the stockholders were as follows:

	Votes Cast For	Votes Withheld	Broker Non- Votes
1. Election of Directors for a Three-Year Term Expiring in 2023
John N. Seitz	6,466,078	79,400	3,700,516
Tina L. Wininger	6,460,123	85,355	3,700,516

	For	Against	Abstain	Broker Non- Votes
2. Advisory Vote to Approve Executive Compensation	6,316,201	203,467	25,810	3,700,516

	For	Against	Abstain	Broker Non- Votes
3. Ratification of Grant Thornton LLP as Independent Registered Public Accountants	10,204,905	24,787	16,302	—

In addition, the terms of the following directors continued after the Meeting:

James M. Lapeyre, Jr.
David H. Barr
Michael Y. McGovern
S. James Nelson, Jr.
Christopher T. Usher
HuaSheng Zheng

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2020	ION GEOPHYSICAL CORPORATION
By: /s/ MATTHEW POWERS Matthew Powers Executive Vice President, General Counsel and Corporate Secretary